High-Bandwidth Connectivity Solutions

AboveNet, Inc.

Fourth Quarter 2009
Earnings Conference Call
March 10, 2010

Bill LaPerch, President & CEO
Joe Ciavarella, SVP & CFO

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.
We cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved.  Such statements are based on the current expectations and beliefs of the management of
AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements.  These risks and uncertainties include, but are not limited to, the Company's financial and operating prospects, current economic trends and recessionary pressures, future opportunities, the Company's exposure to the financial services industry and strength of competition and pricing.  The Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if these risks and uncertainties develop into actual events.  The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates.  The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.  A more detailed discussion of factors that may affect the Company's business or future financial results is included in the Company's SEC filings, including, but not limited to, those described in "Risk Factors" and
"Management's Discussion and Analysis of Financial Condition and Results of Operations" in the
Company's Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company's
Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.  We discuss certain non-GAAP financial measures in this presentation and provide the GAAP financial measures that correspond to such non-GAAP measures, as well as the reconciliation between the two.

Safe Harbor Statement

Q4 2009 Highlights

Excluding termination revenue of $8.7M in Q4 2008
and $0.9M in Q4 2009, growth was 15%

Excluding termination revenue of $15.4M in 2008 and
$3.9M in 2009, growth was 17%

$/M

Q4 2009 Highlights

Revenue from new customers during the quarter came primarily from the financial, energy, and healthcare sectors

Continue to see trend of smaller deals ($10k MRC and under)

Grew our team of sales professionals by approximately 15% from the end of September 2009 through January 2010

Q4 net contract activity (in $’s) improved over Q3, but 2009 remained lower than 2008

2009 new order activity roughly in line with last year

2009 terminations and downgrades are up over last year, but Q4 returned to levels experienced in first half of 2009, following a particularly challenging Q3, which included large customer
network optimizations

Includes Contract Termination Revenue of $8.7, $0.3, $0.9, respectively

Q4 2009 Highlights

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All periods adjusted for two-for-one stock split delivered 09/03/09

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Q4 ’09 includes $183.0M of non-cash tax benefits

Cash Flow from Operating Activities and Capex

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Capital Expenditure Components

December 31, 2009 YTD

High-Bandwidth Connectivity Solutions

Financial Review

Q4 2009 Revenue –
Year-over-Year Comparison

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Domestic Metro and WAN revenue increased from 38% to 46% of total revenue between Q4 2008 and Q4 2009

Revenue from U.K. operations grew 24% in local currency and was aided by a
4% strengthening of the British Pound

Other includes Contract Termination Revenue of $8.7M in Q4 2008 vs. $0.9M
in Q4 2009. Adjusting for Contract Termination Revenue, growth was 15%

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Revenue from Fiber Infrastructure Services decreased primarily as a result of terminations and downgrades

Modification of accounting for installation fees negatively impacted Q4 revenue by approximately $1M, or 1%

Revenue from U.K. operations grew 6% in local currency

Q4 2009 Revenue –
Sequential Quarter Comparison

Q4 2009 Highlights

Costs of Revenue increased over Q4 2008 primarily a result of increased co-location and third party network costs

Q4 2009 includes $183.0M of non-cash tax benefits

13% increase in Capex over Q4 2008 primarily a result of sparing program initiated in Q4 2009

* Diluted EPS adjusted for two-for-one stock split delivered 09/03/09

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Future Scheduled Secured Credit

Facility Repayments

$57.3 million term loan outstanding

$27 million revolver ($26 million available)

                                    2007      2008       2009

Cash/cash equivalents      $45.8     $87.1     $165.3

Debt                                           $  1.8     $37.6     $  58.6

(1)

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$/M (at period ended)

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(1)

Includes capital lease obligation and senior secured credit
facility in 2008 and 2009

Financial Strength

Secured Credit Facility

Cash Flow

                    Balance Sheet

2010       2011     2012      2013

$ 7.6      $ 7.6     $ 9.4     $32.7

                                                2007       2008       2009

CF from Operating Act.    $69.7     $116.1    $157.2

Capital Expenditures        $90.8     $117.2    $118.7

CF from Financing Act.     ($5.4)      $42.6      $38.9

 (2)

(2)

Per Consolidated Statements of Cash Flows

     December 31,

   December 31,

Strong financial results in 2009, particularly given economic conditions

Business conditions remain challenging

Well positioned product suite

Annualized 2009 terminations and downgrades impact 2010 growth

Net new MRR down approximately 20% from 2008 to 2009

2010 Revenue forecast at $395M to $400M

Forecast excludes Contract Termination Revenue

Forecast includes modification of accounting for installation payments

Expect FY 2010 Adjusted EBITDA Margin roughly in line with 2009 actual Adjusted EBITDA margin

2010 Capital Expenditures forecast of $150M to $160M

Includes growth opportunities under analysis

Small impact to 2010 margin

2010 Outlook

Capital Expenditure Components

2010 Forecast

2009 Actual

Delivery of high-bandwidth
solutions is a core
competency

Dimensions define
elements necessary for
success

High-bandwidth markets
are key to future growth

Existing markets will
continue to expand

New markets offer
significant opportunity in
the long term

Strategic Direction

Internet

Hub Cities

Presence of Data
Intensive Verticals

Large Concentration
of Enterprise
Customers

High Density

of Data Centers

Dimensions

Overview

Top 25 Global Markets

1.

New York

2.

Tokyo

3.

London

4.

Washington D.C.

5.

Los Angeles

6.

Chicago

7.

San Francisco

8.

Paris

9.

Toronto

10.

Seoul

11.

Philadelphia

12.

Madrid

13.

Frankfurt

14.

Boston

15.

Hong Kong

16.

Dallas

17.

Amsterdam

18.

Singapore

19.

Atlanta

20.

Miami

21.

Sydney

22.

Milan

23.

Dublin

24.

Houston

25.

Osaka

Commissioned by AboveNet

Analyze global market data

Rank top cities using
AboveNet’s four dimensions
for success

AboveNet has metro
networks in 11 of the top 25
markets

Target markets based on
alignment with capabilities

Source: Ovum, 2010

Top 25 Global Markets

Ovum Study

Existing Market

Potential Market

Proactive approach

Extend networks

Build past high value
enterprises

Optimize network paths

Bring new data centers
on-net

Existing Market Growth Initiatives

Investment Approach

Approved investments
in the following cities

Chicago

New York

Washington D.C.

Los Angeles

Boston

Seattle

San Francisco

Markets

New Market Growth Initiatives

Markets

Under assessment

Toronto

Miami

Amsterdam

Paris

Frankfurt

Measured approach

Establish initial market
presence

Additional investment
predicated on success

Feedback from existing
customers is important

Investment Approach

High-Bandwidth Connectivity Solutions

Thank You

High-Bandwidth Connectivity Solutions

Appendix

$/B

Source: Hoovers (D&B), 2010

Enterprise Market Trends

Global 100+ Mbps Ethernet
Services

Key Points

Key Enterprise Markets*

1.

New York

2.

Paris

3.

Tokyo

4.

Los Angeles

5.

Chicago

6.

London

7.

Washington D.C.

8.

Dallas

9.

Philadelphia

10.

San Francisco

Source: Ovum data, 2009

* Concentration of enterprises with 300+
employees; excludes China

Enterprise bandwidth growing

Ethernet services are the focus

100+ Mbps Ethernet services is a
proxy for addressable market

Source: Jefferies, 2009

Data Center Trends

Global Data Center Services
Growth

Key Points

Largest Data Center Markets

Source: Telegeography, 2009

1.

New York

2.

San Francisco

3.

Los Angeles

4.

Dallas

5.

Tokyo

6.

Washington D.C.

7.

London

8.

Atlanta

9.

Chicago

10.

Frankfurt

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Carrier neutral data centers are
very important bandwidth
locations

Private data centers also provide
opportunity

Source: Cisco, 2009

Internet Trends

Global IP Traffic Growth

Key Points

Internet Hub Cities

Source: Telegeography, 2008

US

1.

New York

2.

Washington D.C.

3.

Los Angeles

4.

San Francisco

5.

Miami

Europe

1.

London

2.

Paris

3.

Frankfurt

4.

Amsterdam

5.

Stockholm

PB/Mo

Internet hub cities drive significant
bandwidth need

IP traffic growth is strong

Pricing remains under pressure

Source: Ovum, 2008

Data Intensive Verticals

Social Networking Growth

Key Points

Markets with Important
Verticals*

Source: Hoovers (D&B), 2010

1.

New York

2.

Tokyo

3.

Los Angeles

4.

Washington D.C.

5.

Chicago

6.

London

7.

San Francisco

8.

Boston

9.

Dallas

10.

Philadelphia

* Concentration of enterprises with 100+ employees in
key verticals (e.g. finance, media and social networking)

Millions of Users

Verticals such as Finance, Media
and social networking tend to have
specialized needs

Flexibility of AboveNet solutions
cater to these needs

Adjusted EBITDA is defined as net income before provision for
(benefit from) income taxes, other income/expense, interest
income/expense, gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries, income/loss from discontinued operations, gain/loss on asset dispositions,
depreciation and amortization, and non-cash stock-based
compensation

Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue

Revenue, Net of Contract Termination Revenue is defined as
Revenue minus Contract Termination Revenue

Revenue: Local Currency is defined as Revenue from U.K. and
others multiplied by the period average exchange rate between the functional currency of the foreign subsidiaries and our functional currency, the U.S. dollar

Reconciliation of Non-GAAP
Financial Measures

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

$/M

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

$/M

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

$/M

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

(in millions)

Note:  The percentage changes are calculated based on the detailed amounts and may differ slightly from percentages calculated based on rounded amounts in the table above.